UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-05083

VANECK VIP TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end:     DECEMBER 31

Date of reporting period:   DECEMBER 31, 2022

Item 1.	REPORT TO SHAREHOLDERS.
ANNUAL REPORT December 31, 2022

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2022.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my information

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVectors Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.

1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act1. I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now2.) Because of higher interest rates, bonds

1

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

2

VIP EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck VIP Emerging Markets Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund invests in high-quality, structural growth companies at a reasonable price poised to represent the future of emerging markets. The portfolio owns companies across countries, all market capitalizations and sectors not often well captured in widely used indices. It has a track record of more than 20 years and a seasoned investment team who have all lived or worked in emerging markets.

Performance Overview

The Initial Class shares of the Fund returned -24.37% over the 12 months under review. Performance was driven by the Fund’s philosophical emphasis on growth names, which struggled due to headwinds such as sticky global inflation, Covid policy, uncertainty about regulation within China and the Russian invasion of Ukraine.

Market Review

The MSCI Emerging Markets IMI Index returned -19.83% during the 12 months ended December 31, 2022. It was a challenging year for emerging markets generally, but especially for the higher-growth names.

During the first three quarters, a long list of worries—such as Covid/global inflation/the U.S. Federal Reserve’s (“Fed’s”) response to inflation, U.S. dollar strength, China’s policy cycle and geopolitical tensions—was more than enough to engender caution, but as we closed the year out, there were grounds for optimism on many fronts.

The global inflation outlook is more benign than earlier in 2022. Although supply chains and disruptions kept inflation high at the start of the year, the Ukrainian situation provided another boost, particularly to resource prices. The rapid concomitant impact on rate expectations had a particularly pernicious impact on growth-type names, where longer-dated cashflow suffers more from higher discount rates. We are not out of the woods yet, but there are encouraging signs of decent reflux in inflationary pressures.

Stronger than expected inflation, in particular in the U.S., combined with enhanced geo-political risk, precipitated U.S. dollar strength during most of the year. This was an unhelpful environment for emerging markets (“EM”) stocks, not just diminishing U.S. dollar returns, but tightening liquidity in EMs themselves. As the year came to a close, it is notable that this strength not only abated but reversed, which is positive for the asset class.

China is always a major factor in EM equity performance. In our view, it has even more of an impact than its large absolute weighting, often setting the tone for the asset class as a whole. The economy spent most of the year in a weak state, driven by a confluence of subdued domestic demand, and concerns about domestic regulatory policy and Washington’s attitude and actions towards China.

Again, at the end of the year, the outlook was much brighter for China. Ongoing monetary and fiscal easing had been happening for most of the year, but with increased emphasis in the last quarter and month of the year. In addition, and significantly, China has rapidly reversed its Zero-Covid strategy, and we already see substantially positive impacts on mobility. The property sector was hurting for much of the year, but again, policy support has accelerated into the yearend. Finally, there are tentative signs of more accommodative diplomatic moves, at least from the Chinese side.

India was the outstanding major market in EM in 2022. There is no doubt that the economy is strong, reflected in numbers like credit growth and/or PMI. But for the market as a whole, we remain concerned about elevated valuation levels, both versus the market’s history, and against almost all of the rest of the asset class.

Brazil, another major market, had volatile relative performance. The macro setup was broadly positive, and having raised rates early and quite aggressively, there was a decent argument for rates to have peaked.

3

VIP EMERGING MARKETS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

In addition, the country tends to be positively geared to higher commodity prices. However, after the (re) election of Luiz Inácio Lula da Silva as president, the market has taken on board his proposed looser fiscal stance, and rates’ expectations have reset upwards, causing equity market weakness.

Finally, some of the best-performing markets were smaller emerging and frontier markets, often contrary to market expectations. For instance, Turkey had a relatively strong year, not just in local currency terms. Georgia and Kazakhstan, having both sold off on concerns about the Russian invasion of Ukraine, actually performed very well in the second half, with Georgia benefitting from a capital and brain drain from Russia, while Kazakhstan’s heavy emphasis on oil and gas, benefitted from higher prices.

Fund Overview

The Fund was strongly impacted by the litany of concerns described above. As growth-style investors, it is fair to say that the impact was particularly notable. On a sector level, healthcare, energy and real estate contributed positively to performance on a relative basis, whereas communication services, consumer discretionary and materials detracted. On a country level, Turkey, India and Georgia contributed to relative performance, while Brazil, Russia and Germany detracted.

Top contributors (on an absolute basis):

MLP Saglik Hizmetleri AS Class B (“MLP”) (3.0% of Fund net assets*) is the largest private hospital group in Turkey. In addition, the group has a sizable medical tourism business to capitalize on the high-quality and cost-competitive care offered by its hospitals. This business line showed very strong performance in 2022, driven by growing international demand and increasing MLP’s foreign currency revenues against a weakening Turkish lira. Management’s successful efforts to deleverage and strengthen its balance sheet have also positioned MLP very favorably for further inorganic expansion and share buybacks, which increases shareholder value and has reflected positively on recent share price performance.

Bank of Georgia Group Plc (2.8% of Fund net assets*) is one of the two largest banks, dominating the Georgian banking system with more than 33% market share. During the last quarter of year, the bank outperformed on the back of much stronger than expected earnings and returns numbers in 2022, with return on equity exceeding 25%. Bank of Georgia’s management has undergone significant digitization efforts, resulting in higher efficiency and a superior customer experience. The stronger-than-expected results were also supported by macro tailwinds, driving very solid lending growth and asset quality numbers for the bank.

Regional, S.A.B. de C.V. Class A (2.2% of Fund net assets*) provides banking services in Mexico. The bank offers deposits, personal loans, e-banking, mortgage lending, auto finance and other banking services. The bank reported a better-than-expected results at the end of 2022. Loan growth has been strong, margins have improved and should continue in 2023. Hey Bank, which is its digital bank platform, also had, what we view as, an impressive last quarter to the year, with very encouraging unit economics. Overall, the bank continues to show very positive dynamics and Hey Bank could unlock a lot of value going forward. Penetration of small and medium-sized enterprises (“SME”) in Mexico is the lowest in the region and Regional is well-positioned to continue capturing that growth.

Top detractors (on an absolute basis):

Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”) (4.8% of Fund net assets*) continues to benefit from its technology leadership over Intel and its growing wallet share of global hardware leaders like Apple and Nvidia—this has been a major driver of performance over the past two years. We continue to believe strongly in TSMC’s global dominance as the principal driver of sustainable high margins and return on equity (“ROE”). It appears that we have entered a weaker period of semiconductor demand, which had an unavoidable impact, but looking forward, we think TSMC will emerge stronger than ever, as a new cycle develops.

MediaTek Inc. (1.6% of Fund net assets*) is principally involved in the design, manufacturing and distribution of multimedia integrated circuit chipsets. Demand for chipsets suffered through the year due to weaker end demand, in particular for cell phones.

4

Sberbank Russia PJSC Sponsored ADR (0.00% of Fund net assets*) is Russia’s largest bank and a significant player in Russia’s digital ecosystem. While we believe the bank is well-managed, the impact of sanctions means that the share price has been fair valued to very close to zero. As the position is effectively frozen, with very little visibility on when that may change, we believe this is the appropriate action. Other Russian names are also valued at zero, and naturally this has impacted overall performance

We believe that companies driven by domestic demand and local consumer trends represent the future of emerging markets and global economic growth. We also believe that investing in emerging markets requires a long-term perspective. And while we can’t say exactly how all businesses will perform, we can say, with conviction, that the Fund is well positioned for the future of emerging markets and global growth.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-equity/.

David Semple Portfolio Manager	Angus Shilington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

* All Fund assets referenced are Total Net Assets as of December 31, 2022.

1 The MSCI Emerging Markets Investable Markets Index captures large-, mid- and small-cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

5

VANECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Initial Class*	Class S	MSCI EM IMI
One Year	(24.37)%	(24.73)%	(19.83)%
Five Year	(4.83)%	(5.17)%	(1.10)%
Ten Year	1.25%	n/a	1.64%
Life^	n/a	2.15%	4.23%

^  Inception date for Class S was 5/2/16

*  Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across 26 emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

6

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Initial Class
Actual	$1,000.00	$1,045.10	1.14%	$5.88
Hypothetical (b)	$1,000.00	$1,019.46	1.14%	$5.80
Class S
Actual	$1,000.00	$1,042.80	1.55%	$7.98
Hypothetical (b)	$1,000.00	$1,017.39	1.55%	$7.88

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
7

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 95.0%
Argentina: 2.8%
MercadoLibre, Inc. (USD) *	3,370	$2,851,829
Brazil: 7.2%
Clear Sale SA *	281,400	300,209
Fleury SA	248,400	726,906
Infracommerce CXAAS SA *	226,400	159,117
JSL SA	962,700	999,714
Locaweb Servicos de Internet SA 144A *	387,200	515,347
Movida Participacoes SA	561,000	810,463
Rede D’Or Sao Luiz SA 144A *	146,700	819,484
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA *	1,125,600	2,694,552
Vasta Platform Ltd. (USD) * †	62,012	248,048
Westwing Comercio Varejista Ltda *	236,000	52,815
		7,326,655
China: 29.8%
A-Living Smart City Services Co. Ltd. (HKD) 144A †	1,052,250	1,260,977
China Animal Healthcare Ltd. (HKD) *∞	3,588,969	0
China Conch Environment Protection Holdings Ltd. (HKD) *	128,000	51,544
China Education Group Holdings Ltd. (HKD)	2,865,000	3,684,080
Fu Shou Yuan International Group Ltd. (HKD)	1,169,000	998,736
Ganfeng Lithium Group Co. Ltd.	98,340	980,610
GoerTek, Inc.	108,973	263,416
JD.com, Inc. (HKD)	25,819	720,779
Jinxin Fertility Group Ltd. (HKD) 144A †	525,000	482,691
KE Holdings, Inc. (ADR) *	18,000	251,280
Meituan (HKD) 144A *	22,200	491,859
Ming Yang Smart Energy Group Ltd.	100,000	362,699
NetEase, Inc. (HKD)	75,500	1,095,052
Pharmaron Beijing Co. Ltd. (HKD) 144A	159,750	1,097,695
Ping An Bank Co. Ltd.	1,049,970	1,981,942
Prosus NV (EUR)	65,528	4,524,275
Shandong Head Group Co. Ltd.	114,000	366,774
Shanghai Baosight Software Co. Ltd.	266,951	1,716,980
Shenzhen Inovance Technology Co. Ltd.	99,000	987,807
Shenzhou International Group Holdings Ltd. (HKD)	61,000	680,263
Sungrow Power Supply Co. Ltd.	100,000	1,604,616
Tencent Holdings Ltd. (HKD)	25,200	1,068,489
	Number of Shares	Value
China (continued)
Topsports International Holdings Ltd. (HKD) 144A	576,000	$453,818
Wuxi Biologics Cayman, Inc. (HKD) 144A *	203,500	1,541,290
Wuxi Shangji Automation Co. Ltd.	69,620	1,056,104
Yifeng Pharmacy Chain Co. Ltd.	85,607	786,444
Yum China Holdings, Inc. (HKD)	15,230	850,441
Zai Lab Ltd. (HKD) *	137,500	425,597
Zhejiang Huayou Cobalt Co. Ltd.	61,900	493,123
Zhejiang Supcon Technology Co. Ltd. *	23,000	300,776
		30,580,157
Egypt: 1.9%
Cleopatra Hospital *	3,136,135	676,399
Commercial International Bank Egypt SAE	726,503	1,220,244
		1,896,643
Georgia: 3.3%
Bank of Georgia Group Plc (GBP)	90,700	2,836,734
Georgia Capital Plc (GBP) *	60,700	535,698
		3,372,432
Germany: 1.6%
Delivery Hero SE 144A *	35,000	1,679,640
Hungary: 0.8%
OTP Bank Nyrt	31,500	855,889
India: 14.6%
Cholamandalam Investment and Finance Co. Ltd.	141,400	1,237,616
Delhivery Ltd. *	156,091	623,692
HDFC Bank Ltd.	125,200	2,458,407
HDFC Bank Ltd. (ADR)	40,900	2,797,969
Oberoi Realty Ltd.	88,000	917,450
Phoenix Mills Ltd.	79,800	1,360,451
Reliance Industries Ltd.	181,133	5,560,457
		14,956,042
Indonesia: 1.8%
Bank BTPN Syariah Tbk PT	10,450,000	1,871,173
Kazakhstan: 2.2%
Kaspi.kz JSC (USD) (GDR)	31,540	2,255,110
Kuwait: 0.5%
Humansoft Holding Co. KSC	46,455	535,669
Mexico: 2.7%
Qualitas Controladora SAB de CV	123,783	547,691
Regional SAB de CV	309,800	2,241,644
		2,789,335
Philippines: 3.9%
Bloomberry Resorts Corp. *	6,655,100	917,342
International Container Terminal Services, Inc.	846,200	3,037,003
		3,954,345

See Notes to Financial Statements

8

	Number of Shares	Value
Poland: 0.9%
InPost SA (EUR) *	110,500	$933,587
Russia: 0.0%
Detsky Mir PJSC 144A *∞	784,200	0
Fix Price Group Plc (USD) (GDR) *∞	269,400	0
Sberbank of Russia PJSC *∞	340,256	0
Yandex NV (USD) *∞	27,437	0
		0
South Africa: 0.8%
Transaction Capital Ltd.	420,924	819,986
South Korea: 3.8%
Doosan Fuel Cell Co. Ltd. *	25,500	597,663
LG Chem Ltd. *	5,835	2,786,384
Samsung Biologics Co. Ltd. 144A *	790	513,670
		3,897,717
Taiwan: 9.2%
Chroma ATE, Inc.	183,000	1,074,919
MediaTek, Inc.	79,000	1,597,295
Poya International Co. Ltd.	74,162	1,200,738
Taiwan Semiconductor Manufacturing Co. Ltd.	339,000	4,923,453
Wiwynn Corp.	25,000	646,635
		9,443,040
Tanzania: 1.1%
Helios Towers Plc (GBP) *	916,071	1,168,092
Turkey: 5.5%
Agesa Hayat ve Emeklilik AS *	232,296	502,077
MLP Saglik Hizmetleri AS 144A *	634,140	3,052,299
Sok Marketler Ticaret AS *	784,968	1,172,618
Tofas Turk Otomobil Fabrikasi AS	104,000	919,112
		5,646,106
United Arab Emirates: 0.2%
Americana Restaurants International Plc *	266,900	215,840
	Number of Shares	Value
United Kingdom: 0.4%
Hirco Plc *∞	1,235,312	$2
ReNew Energy Global Plc (USD) * †	79,000	434,500
		434,502
Total Common Stocks (Cost: $110,088,131)		97,483,789

PREFERRED SECURITIES: 3.8%
Brazil: 0.6%
Raizen SA	846,000	597,415
South Korea: 3.2%
Samsung Electronics Co. Ltd.	81,200	3,253,957
Total Preferred Securities (Cost: $5,749,723)		3,851,372

MONEY MARKET FUND: 1.7% (Cost: $1,773,077)
Invesco Treasury Portfolio - Institutional Class	1,773,077	1,773,077

Total Investments Before Collateral for Securities Loaned: 100.5% (Cost: $117,610,931)		103,108,238

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3%
Money Market Fund: 0.3% (Cost: $327,443)
State Street Navigator Securities Lending Government Money Market Portfolio	327,443	327,443
Total Investments: 100.8% (Cost: $117,938,374)		103,435,681
Liabilities in excess of other assets: (0.8)%		(824,962)
NET ASSETS: 100.0%		$102,610,719

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,282,557.
¥	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $11,908,770, or 11.6% of net assets.

See Notes to Financial Statements

9

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	20.4%	$21,025,285
Financials	19.3	19,907,071
Information Technology	16.5	17,007,214
Industrials	13.3	13,759,444
Health Care	9.1	9,336,031
Energy	6.0	6,157,872
Materials	4.5	4,626,890
Real Estate	3.7	3,790,158
Communication Services	3.2	3,331,633
Consumer Staples	1.9	1,959,063
Utilities	0.4	434,500
Money Market Fund	1.7	1,773,077
	100.0%	$103,108,238

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$2,851,829	$—	$—	$2,851,829
Brazil	248,048	7,078,607	—	7,326,655
China	251,280	30,328,877	0	30,580,157
Egypt	—	1,896,643	—	1,896,643
Georgia	535,698	2,836,734	—	3,372,432
Germany	—	1,679,640	—	1,679,640
Hungary	—	855,889	—	855,889
India	2,797,969	12,158,073	—	14,956,042
Indonesia	—	1,871,173	—	1,871,173
Kazakhstan	2,255,110	—	—	2,255,110
Kuwait	—	535,669	—	535,669
Mexico	2,789,335	—	—	2,789,335
Philippines	—	3,954,345	—	3,954,345
Poland	—	933,587	—	933,587
Russia	—	—	0	0
South Africa	819,986	—	—	819,986
South Korea	—	3,897,717	—	3,897,717
Taiwan	—	9,443,040	—	9,443,040
Tanzania	—	1,168,092	—	1,168,092
Turkey	—	5,646,106	—	5,646,106
United Arab Emirates	215,840	—	—	215,840
United Kingdom	434,500	—	2	434,502
Preferred Securities *	—	3,851,372	—	3,851,372
Money Market Funds	2,100,520	—	—	2,100,520
Total Investments	$15,300,115	$88,135,564	$2	$103,435,681

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

10

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Assets:
Investments, at value (Cost $117,610,931) (1)	$103,108,238
Short-term investment held as collateral for securities loaned (2)	327,443
Cash denominated in foreign currency, at value (Cost $772,881)	755,587
Receivables:
Shares of beneficial interest sold	117,970
Dividends and interest	149,237
Prepaid expenses	12,087
Total assets	104,470,562
Liabilities:
Payables:
Investment securities purchased	770,113
Shares of beneficial interest redeemed	54,662
Collateral for securities loaned	327,443
Due to Adviser	84,472
Due to Distributor	198
Deferred Trustee fees	84,424
Accrued expenses	538,531
Total liabilities	1,859,843
NET ASSETS	$102,610,719
Net Assets consist of:
Aggregate paid in capital	$123,963,620
Total distributable earnings (loss)	(21,352,901)
NET ASSETS	$102,610,719
(1) Value of securities on loan	$2,282,557
(2) Cost of short-term investment held as collateral for securities loaned	$327,443
Initial Class:
Net Assets	$101,671,979
Shares of beneficial interest outstanding	11,681,538
Net asset value, redemption and offering price per share	$8.70
Class S:
Net Assets	$938,740
Shares of beneficial interest outstanding	110,639
Net asset value, redemption and offering price per share	$8.48

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Income:
Dividends (net of foreign taxes withheld $265,829)	$2,314,290
Securities lending income	21,075
Total income	2,335,365
Expenses:
Management fees	1,122,038
Distribution fees – Class S	2,872
Transfer agent fees – Initial Class	26,807
Transfer agent fees – Class S	13,656
Custodian fees	56,466
Professional fees	55,104
Reports to shareholders	7,451
Insurance	18,224
Trustees’ fees and expenses	36,107
Interest	3,085
Other	1,471
Total expenses	1,343,281
Waiver of management fees	(11,488)
Expenses assumed by the Adviser	(595)
Net expenses	1,331,198
Net investment income	1,004,167
Net realized loss on:
Investments (a)	(7,021,094)
Foreign currency transactions and foreign denominated assets and liabilities	(22,365)
Net realized loss	(7,043,459)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	(32,353,683)
Foreign currency translations and foreign denominated assets and liabilities	(18,992)
Net change in unrealized appreciation (depreciation)	(32,372,675)
Net Decrease in Net Assets Resulting from Operations	$(38,411,967)

(a)	Net of foreign taxes of $74,559
(b)	Net of foreign taxes of $135,509

See Notes to Financial Statements

12

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$1,004,167	$171,645
Net realized gain (loss)	(7,043,459)	21,106,607
Net change in unrealized appreciation (depreciation)	(32,372,675)	(41,612,452)
Net decrease in net assets resulting from operations	(38,411,967)	(20,334,200)
Distributions to shareholders from:
Initial Class	(21,123,114)	(5,579,380)
Class S	(191,555)	(46,214)
Total distributions	(21,314,669)	(5,625,594)
Share transactions *:
Proceeds from sale of shares
Initial Class	22,603,391	39,497,769
Class S	1,622,756	913,641
	24,226,147	40,411,410
Reinvestment of dividends and distributions
Initial Class	21,123,114	5,579,380
Class S	191,555	46,214
	21,314,669	5,625,594
Cost of shares redeemed Initial Class	(36,056,348)	(43,164,577)
Class S	(1,338,440)	(290,531)
	(37,394,788)	(43,455,108)
Increase in net assets resulting from share transactions	8,146,028	2,581,896
Total decrease in net assets	(51,580,608)	(23,377,898)
Net Assets, beginning of year	154,191,327	177,569,225
Net Assets, end of year	$102,610,719	$154,191,327
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	2,237,138	2,354,100
Shares reinvested	2,411,314	348,493
Shares redeemed	(3,591,938)	(2,543,745)
Net increase	1,056,514	158,848
Class S:
Shares sold	126,768	55,103
Shares reinvested	22,404	2,938
Shares redeemed	(124,487)	(19,586)
Net increase	24,685	38,455

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.40	$16.89	$15.14	$11.93	$15.63
Net investment income (loss) (a)	0.09	0.02	(0.03)	0.29	0.07
Net realized and unrealized gain (loss) on investments	(3.59)	(1.97)	2.53	3.29	(3.73)
Total from investment operations	(3.50)	(1.95)	2.50	3.58	(3.66)
Distributions from:
Net investment income	(0.03)	(0.16)	(0.30)	(0.06)	(0.04)
Net realized capital gains	(2.17)	(0.38)	(0.45)	(0.31)	—
Total distributions	(2.20)	(0.54)	(0.75)	(0.37)	(0.04)
Net asset value, end of year	$8.70	$14.40	$16.89	$15.14	$11.93
Total return (b)	(24.37)%	(11.87)%	17.25%	30.60%	(23.49)%

Ratios to average net assets
Expenses	1.18%	1.16%	1.23%	1.26%	1.21%
Expenses excluding interest	1.18%	1.16%	1.22%	1.26%	1.21%
Net investment income (loss)	0.90%	0.10%	(0.21)%	2.15%	0.48%
Supplemental data
Net assets, end of year (in millions)	$102	$153	$177	$166	$134
Portfolio turnover rate	20%	36%	29%	24%	34%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

14

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.13	$16.63	$14.95	$11.80	$15.48
Net investment income (loss) (a)	0.06	(0.04)	(0.09)	0.28	(0.04)
Net realized and unrealized gain (loss) on investments	(3.54)	(1.94)	2.51	3.22	(3.64)
Total from investment operations	(3.48)	(1.98)	2.42	3.50	(3.68)
Distributions from:
Net investment income	—	(0.14)	(0.29)	(0.04)	—
Net realized capital gains	(2.17)	(0.38)	(0.45)	(0.31)	—
Total distributions	(2.17)	(0.52)	(0.74)	(0.35)	—
Net asset value, end of year	$8.48	$14.13	$16.63	$14.95	$11.80
Total return (b)	(24.73)%	(12.22)%	16.90%	30.23%	(23.77)%

Ratios to average net assets
Gross expenses	2.60%	2.43%	3.69%	7.50%	19.19%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.59%
Net investment income (loss)	0.62%	(0.27)%	(0.60)%	2.05%	(0.27)%
Supplemental data
Net assets, end of year (in millions)	$1	$1	$1	$—(c )	$—(c )
Portfolio turnover rate	20%	36%	29%	24%	34%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Amount is less than $500,000.

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are substantially the same, except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated Van Eck Associates Corp. (the “Adviser”) as valuation designee under Rule 2a-5 to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.
16

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of December 31, 2022

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund receives cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral
17

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

received for securities lending in the form of money market investments, if any, at December 31, 2022, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the year ended December 31, 2022, the Adviser waived management fees and expenses in the amount of $12,083 for Class S shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2022, the aggregate shareholder accounts of two insurance companies owned approximately 60% and 21% of the Initial Class Shares, and two insurance companies owned approximately 78% and 21% of the Class S Shares.

Note 4—12B-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $22,472,128 and $28,808,387, respectively.

Note 6—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$119,412,913	$17,465,200	$(33,442,432)	$(15,977,232)
18

At December 31, 2022 the components of distributable earnings (losses) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$3,526,769	$(8,342,051)	$(84,424)	$(16,453,195)	$(21,352,901)

The tax character of dividends paid to shareholders was as follows:

December 31, 2022		December 31, 2021
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$300,121	$21,014,548	$1,633,237	$3,992,357

At December 31, 2022, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,741,691)	$(5,600,360)	$(8,342,051)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2022, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese

19

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and any other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced and may continue to experience significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31,

20

2022 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$2,282,557	$327,443	$2,082,376	$2,409,819

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$327,443

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2022, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
40	$1,121,721	3.98%

At December 31, 2022, the Fund had no outstanding borrowings under the Facility.

21

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck VIP Emerging Markets Fund (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 14, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

22

VANECK VIP EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/24/2022
Payable Date:	8/25/2022
Ordinary Income Paid Per Share - Initial Class	$ 0.0313
Ordinary Income Paid Per Share - Class S	$ -
Dividends Qualifying for the Dividends Received Deduction for Corporations	2.60% *
Foreign Source Income	89.36% *
Foreign Taxes Paid Per Share - Initial Class and Class S	$ 0.0284
Long-Term Capital Gains Per Share - Initial Class and Class S	$ 2.1739

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

23

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent
Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company	12	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc.
Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.
24

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
25

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT December 31, 2022

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2022.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVectors Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act.1 I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now.)2 Because of higher interest rates, bonds

3

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

(continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website

1 Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

4

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck VIP Global Gold Fund (the “Fund”) seeks long-term capital appreciation by investing across a broad range of global gold mining companies. The Fund has a nearly 55-year track record of investing in the space, with a seasoned investment team comprising former geologists and engineers. Today, the Fund’s high-conviction portfolio includes a mix of junior developers and junior producers all the way up to more established mid-tier and senior gold miners.

Performance Overview

The Fund declined 13.36% (Class S) during the twelve months ended December 31, 2022.

Market Overview

The gold price finished 2022 at $1,824.02 per ounce, a yearly loss of $5.18, just a 0.3% drop. This is a very respectable result given the 18.1% loss for the S&P 500® Index and 64.3% loss for bitcoin. While gold may have ended the year nearly unchanged, it was far from calm, with prices falling $450 from highs to lows, before returning to its starting point.

Gold had been trading in a range centered on $1,800 per ounce for most of 2021. It broke out in February 2022 as warnings surfaced of a possible attack on Ukraine. Once the Russian bombing began, gold went on to test its all-time highs, trading at $2,070 per ounce on March 8. By May, the war premium had faded as it became clear that the fighting was not likely to escalate beyond Ukraine.

The war provided a temporary positive catalyst, however, the dominant driver through most of the year was increasing pressure on gold prices from U.S. Federal Reserve (“Fed”) policies and the U.S. dollar. Fed Chairman Jerome Powell took a tough stance on inflation and in 2022 the Fed increased rates by 4.25%, one of the sharpest rate rises in history. The war in Ukraine, the rise in rates and the relative strength of the U.S. economy resulted in relentless strength in the U.S. dollar, which made new 20-year highs continually from May to September.

The inverse correlation between gold and the U.S. dollar is well established. While gold held up to the U.S. dollar in the first half of the year, their negative correlation came back in full force in the second half. Real rates and tail risks are also key drivers for gold. The strong U.S. dollar in 2022 kept pressure on gold prices, muting the response from inflation, geopolitical turmoil and other risks.

Amid U.S. dollar strength, gold trended to its yearly low of $1,614 per ounce on September 28. Technically, gold was poised to trend as low as $1,400, however, prices found support from physical demand in India and China, while retail bar and coin demand was strong in the U.S. and Germany. In addition, central banks bought record amounts in the third quarter, led by Uzbekistan, Qatar and India. Gold tested its $1,614 low several times before making a significant turn higher in November, when inflation came in below expectations and Fed Chairman Powell signaled a possible slowdown in rate increases. The U.S. dollar fell hard and gold broke out, rising to over $1,800 per ounce in December.

Gold stocks went on a bigger roller coaster than gold in 2022. Cost increases combined with lower gold prices caused some companies to miss earnings. The industry guided to cost increases in the five percent range early in the year, however, higher commodities prices brought on by the Ukraine war forced many companies to revise costs higher. It looks like 2022 costs will average around $1,200 per ounce, up about 10% over 2021. While a few companies plan on trimming dividends, most dividends remain intact and stock buybacks have continued along with healthy margins. The recent positive gold price trend, along with early indications that costs should remain around current levels, bodes well for the miners in 2023.

5

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Fund Overview

The Fund underperformed its benchmark, the NYSE Arca Gold Miners Index1 (GDMNTR), which posted a loss of 8.63% during the same period. The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) recorded a loss of 14.27%. (The GDMNTR and MVGDXJTR indices had maximum drawdowns of 30.9% and 37.0%.)

Early in the year, as the gold price rallied to all time-highs, the Fund decreased its cash allocation and exited its gold bullion exposure in order to maximize exposure to gold equities. At the end of December 2022, cash holdings represented 0.70% of net assets (compared to 5.1% at the end of December 2021), and holdings in gold bullion exchange traded products accounted for nil (compared to 4.7% of net assets at the end of December 2021). The balance, 99.3% of the Fund, was invested in precious metals equities.

The Fund held significant positions in several smaller cap companies that are not members of the benchmark. As a group, these junior developers underperformed and this was the largest detractor from Fund performance relative to the benchmark during the period. Junior developer Marathon Gold (0.7% of Fund net assets*) and junior developer Liberty Gold (1.9% of Fund net assets*) were two significant detractors from the Fund’s performance. Among the larger caps, the Fund’s overweight position in Kinross (5.0% of Fund net assets*) also pushed down returns relative to the benchmark during the year. Contributing most significantly to positive performance relative to the benchmark were the Fund’s underweight position in Newmont (4.6% of Fund net assets*) and overweight position in Yamana (sold by Fund by period end).

Among the Fund’s top holdings, Endeavour Mining (6.8% of Fund net assets*) outperformed during the year. Endeavour is a high quality company with solid management that has successfully executed transactions to transform itself into one of the largest companies in the space. It consistently meets or beats expectations, and has demonstrated that it can operate in West Africa. The company has an excellent track record of adding value through the drill bit—achieving ambitious targets for reserve and resource increases. Endeavour recently announced a significant gold discovery in Côte d’Ivoire. The company pays a dividend and has a share buyback program in place. We expect the company’s strong operational and financial performance combined with the execution of its well-articulated strategy will lead to continued outperformance of its shares.

Midtier producer Alamos Gold (5.0% of Fund net assets*) significantly outperformed in 2022. The company has three established, good quality assets in North America (Canada and Mexico). The Island Gold mine, acquired in 2017, is now the source of the company’s future growth with an expansion project that is expected to double production and bring all-in sustaining costs for the mine to under $600/oz. The company has enough liquidity to fund this expansion and continues to pay a dividend, which is likely to increase significantly post this period of capital investment. As long as the company delivers against its targets and guidance, the market should continue to reward Alamos’ stock for its high quality (low risk, low cost) growth.

Our top junior position, Bellevue Gold (3.9% of Fund net assets*) was a strong outperformer in 2022. Bellevue made significant progress at its high-grade Bellevue mining project in Western Australia. Underground development, mill construction and ore stockpiles are advancing the company to first gold in the second half of 2023. The market is rewarding the company’s improving risk profile as it nears first gold.

Kinross Gold (5.0% of Fund net assets*) underperformed this year, primarily due to its exposure to Russia, where about 12% of the company’s gold reserves were located when the war broke out. The company was quick to respond, announcing on March 2 its plans to suspend all activities and operations in the country. Further, on April 5, Kinross announced the sale of 100% of its assets in Russia, with the sale completed by June 15. We expect that without the Russian discount the market has historically assigned to Kinross, its stock should have improved performance in 2023, reflecting the company’s strong fundamentals.

Newmont Gold (4.6% of Fund net assets*) also underperformed. The world’s largest gold producer had a higher than expected revision to its cost guidance for 2022 to reflect the impact of higher costs for labor, materials and consumables as well as fuel and energy. Newmont also had to revise down its 2022 production guidance to account for the impact of COVID-19-related interruptions and delays, supply chain disruptions

6

and a tight labor market, particularly in Australia and Canada. In addition, and likely most surprising to the market, due to the same pressures, the company had to increase the budget for some of its capital projects and push back its planned startup date, which in turn, impacted longer-term production guidance. With many of these pressures mainly behind us, Newmont should deliver improved operational performance in 2023.

Among the junior companies, Liberty Gold (1.9% of Fund net assets*) underperformed. Liberty Gold is developing the large, low-grade Black Pine gold property in southern Idaho. The company is well funded and advancing the project with increasing resources and permitting. However, overall weakness in the 2022 gold market caused many junior developers like Liberty to register poor stock performance.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit https://www.vaneck.com/subscribe to register.

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2022.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

2MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining , hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

7

VANECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class S	GDMNTR	MSCI ACWI
One Year	(13.36)%	(8.63)%	(17.96)%
Five Year	3.85%	5.68%	5.75%
Life^	0.96%	0.95%	7.94%

^	Inception date for the Fund was April 26, 2013 (Class S).

Hypothetical Growth of $10,000 (Since Inception: Class S)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com. The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

8

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Class S
Actual	$1,000.00	$1,070.50	1.45%	$7.57
Hypothetical (b)	$1,000.00	$1,017.90	1.45%	$7.38

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.4%
Australia: 18.0%
Bellevue Gold Ltd. *	2,307,986	$1,790,094
De Grey Mining Ltd. * †	691,732	609,183
Emerald Resources NL * †	502,950	406,756
Evolution Mining Ltd.	389,492	796,323
Northern Star Resources Ltd.	283,100	2,118,527
Predictive Discovery Ltd. * †	5,468,072	671,987
Resolute Mining Ltd. * †	3,937,732	532,475
West African Resources Ltd. *	1,639,326	1,326,128
		8,251,473
Brazil: 5.3%
Wheaton Precious Metals Corp. (USD)	61,955	2,421,201
Canada: 57.5%
Agnico Eagle Mines Ltd. (USD)	86,507	4,497,499
Alamos Gold, Inc. (USD)	227,283	2,297,831
B2Gold Corp. (USD)	607,369	2,168,307
Barrick Gold Corp. (USD)	162,735	2,795,787
Benchmark Metals, Inc. * †	630,746	184,006
Bonterra Resources, Inc. *	10,299	2,244
Franco-Nevada Corp. (USD)	30,380	4,146,262
G Mining Ventures Corp. *	696,100	354,733
G2 Goldfields Inc. (USD)	261,000	132,836
Galway Metals, Inc. *	1,075,730	178,759
GoGold Resources, Inc. * ø	131,500	212,692
Goldsource Mines, Inc. *	250,800	82,427
Kinross Gold Corp. (USD)	563,476	2,304,617
Liberty Gold Corp. *	352,000	145,584
Liberty Gold Corp. *	1,344,613	556,118
Liberty Gold Corp. * ø	352,000	145,583
Lundin Gold, Inc.	27,100	264,795
Marathon Gold Corp. *	428,149	335,183
O3 Mining, Inc. * †	107,100	119,440
Orezone Gold Corp. * †	998,304	928,998
Osisko Gold Royalties Ltd. (USD)	63,600	767,652
Osisko Mining, Inc. *	360,936	932,996
Probe Metals, Inc. *	222,682	208,867
Pure Gold Mining, Inc. ø	1,200,000	13,294
Pure Gold Mining, Inc. * ø	159,000	1,762
Reunion Gold Corp. * †	2,040,488	632,943
Rhyolite Resources Ltd. *	246,600	27,319
Rio2 Ltd. *	479,206	69,014
Sabina Gold & Silver Corp. *	547,950	538,237
Silver Tiger Metals, Inc. *	360,200	73,157
Skeena Resources Ltd. *	24,500	130,462
SSR Mining, Inc. (USD)	67,574	1,058,885
		26,308,289
Mexico: 1.9%
Fresnillo Plc (GBP)	43,773	478,272
GoGold Resources, Inc. (CAD) *	243,682	390,539
		868,811
Turkey: 1.1%
Eldorado Gold Corp. (USD) *	60,628	506,850
	Number of Shares	Value
United Kingdom: 6.8%
Endeavour Mining Plc (CAD)	145,709	$3,118,646
United States: 8.8%
Newmont Corp.	45,042	2,125,983
Royal Gold, Inc.	17,000	1,916,239
		4,042,222
Total Common Stocks (Cost: $36,737,037)		45,517,492

WARRANTS: 0.1%
Canada: 0.1%
Benchmark Metals, Inc., CAD 1.55, exp. 12/09/23 *∞	36,000	121
Goldsource Mines, Inc., CAD 1.40, exp. 05/20/23 *∞	1,155,500	190
Marathon Gold Corp., CAD 1.10, exp. 09/19/24 *∞	40,000	9,883
Nighthawk Gold Corp., CAD 1.50, exp. 07/07/23 *∞	90,500	6
Reunion Gold Corp., CAD 0.39, exp. 07/06/24 *∞ ø	240,994	31,748
Total Warrants (Cost: $63,782)		41,948

MONEY MARKET FUND: 0.7% (Cost: $305,335)
Invesco Treasury Portfolio - Institutional Class	305,335	305,335

Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $37,106,154)		45,864,775

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0%
Money Market Fund: 1.0% (Cost: $462,702)
State Street Navigator Securities Lending Government Money Market Portfolio	462,702	462,702

Total Investments: 101.2% (Cost: $37,568,856)		46,327,477
Liabilities in excess of other assets: (1.2)%		(565,676)
NET ASSETS: 100.0%		$45,761,801

See Notes to Consolidated Financial Statements

Definitions:
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,062,885.
ø	Restricted Security – the aggregate value of restricted securities is $405,079, or 0.9% of net assets
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of December 31, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
GoGold Resources, Inc.	08/31/2020	131,500	$96,629	$212,692	0.5%
Liberty Gold Corp.	10/04/2021	352,000	175,156	145,583	0.3%
Pure Gold Mining, Inc.	05/16/2022	1,200,000	140,061	13,294	0.0%
Pure Gold Mining, Inc.	05/21/2020	159,000	112,251	1,762	0.0%
Reunion Gold Corp. *	06/15/2022	240,994	8,907	31,748	0.1%
			$533,004	$405,079	0.9%

Footnotes:

*	Warrants

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	95.2%	$43,687,161
Precious Metals & Minerals	1.9	875,091
Diversified Metals & Mining	1.2	533,492
Silver	1.0	463,696
Money Market Fund	0.7	305,335
	100.0%	$45,864,775

The summary of inputs used to value the Fund's investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$8,251,473	$—	$8,251,473
Brazil	2,421,201	—	—	2,421,201
Canada	25,934,957	373,332	—	26,308,289
Mexico	390,539	478,272	—	868,811
Turkey	506,850	—	—	506,850
United Kingdom	3,118,646	—	—	3,118,646
United States	4,042,222	—	—	4,042,222
Warrants *	—	—	41,948	41,948
Money Market Funds	768,037	—	—	768,037
Total Investments	$37,182,452	$9,103,077	$41,948	$46,327,477

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Assets:
Investments, at value (Cost $37,106,154) (1)	$45,864,775
Short-term investment held as collateral for securities loaned (2)	462,702
Cash	38,621
Cash denominated in foreign currency, at value (Cost $876)	877
Receivables:
Investment securities sold	4,894
Shares of beneficial interest sold	611
Dividends and interest	12,790
Prepaid expenses	4,170
Total assets	46,389,440
Liabilities:
Payables:
Shares of beneficial interest redeemed	57,181
Collateral for securities loaned	462,702
Due to Adviser	26,328
Due to Distributor	9,670
Deferred Trustee fees	26,291
Accrued expenses	45,467
Total liabilities	627,639
NET ASSETS	$45,761,801

Net Assets consist of:
Aggregate paid in capital	$48,601,741
Total distributable earnings (loss)	(2,839,940)

NET ASSETS	$45,761,801
Shares of beneficial interest outstanding	6,031,847
Net asset value, redemption and offering price per share	$7.59
(1) Value of securities on loan	$1,062,885
(2) Cost of short-term investment held as collateral for securities loaned	$462,702

See Notes to Consolidated Financial Statements

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Income:
Dividends (net of foreign taxes withheld $91,615)	$818,895
Securities lending income	52,877
Total income	871,772
Expenses:
Management fees	363,059
Administration fees	121,020
Distribution fees	121,020
Transfer agent fees	16,905
Custodian fees	20,140
Professional fees	64,377
Reports to shareholders	5,245
Insurance	9,043
Trustees' fees and expenses	20,287
Interest	1,222
Other	383
Total expenses	742,701
Waiver of management fees	(39,560)
Net expenses	703,141
Net investment income	168,631

Net realized gain (loss) on:
Investments	(2,546,046)
Forward foreign currency contracts	1,322
Foreign currency transactions and foreign denominated assets and liabilities	(1,667)
Net realized loss	(2,546,391)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,211,336)
Foreign currency translations and foreign denominated assets and liabilities	80
Net change in unrealized appreciation (depreciation)	(6,211,256)
Net Decrease in Net Assets Resulting from Operations	$(8,589,016)

See Notes to Consolidated Financial Statements

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$168,631	$(42,289)
Net realized gain (loss)	(2,546,391)	2,323,832
Net change in unrealized appreciation (depreciation)	(6,211,256)	(10,845,797)
Net decrease in net assets resulting from operations	(8,589,016)	(8,564,254)
Distributions to shareholders from:
Distributable earnings	—	(6,079,639)

Share transactions*:
Proceeds from sale of shares	20,898,178	21,191,893
Reinvestment of dividends and distributions	—	6,079,639
Cost of shares redeemed	(17,740,290)	(21,846,228)
Increase in net assets resulting from share transactions	3,157,888	5,425,304
Total decrease in net assets	(5,431,128)	(9,218,589)
Net Assets, beginning of period	51,192,929	60,411,518
Net Assets, end of period	$45,761,801	$51,192,929
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	2,448,840	2,084,577
Shares reinvested	—	724,629
Shares redeemed	(2,257,333)	(2,142,072)
Net increase	191,507	667,134

See Notes to Consolidated Financial Statements

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.77	$11.68	$8.63	$6.22	$7.60
Net investment income (loss) (a)	0.03	(0.01)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.21)	(1.67)	3.40	2.46	(1.13)
Total from investment operations	(1.18)	(1.68)	3.35	2.41	(1.16)
Distributions from:
Net investment income	—	(1.23)	(0.30)	—	(0.22)
Net asset value, end of year	$7.59	$8.77	$11.68	$8.63	$6.22

Total return (b)	(13.45)%	(13.91)%	38.62%	38.75%	(15.70)%
Ratios to average net assets
Gross expenses	1.53%	1.58%	1.65%	1.92%	2.18%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	0.35%	(0.08)%	(0.51)%	(0.63)%	(0.51)%

Supplemental data
Net assets, end of year (in millions)	$46	$51	$60	$34	$22
Portfolio turnover rate	39%	38%	39%	32%	45%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Consolidated Financial Statements

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee under Rule 2a-5 to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other

16

security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation— The Subsidiary, a Cayman Islands exempted company, acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2022, the Fund held $41,495 in its Subsidiary, representing 0% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming
17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2022 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Consolidated Schedule of Investments. At December 31, 2022, the Fund held no derivative contracts.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Consolidated Statement of Operations. During the year ended December 31, 2022, the Fund held forward foreign currency contracts for six months. The average amount purchased and sold (in U.S. dollars) were $71,853 and $55,866, respectively. At December 31, 2022, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2022, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$1,322

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities and derivatives on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2022, is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).
18

J.

Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Consolidated Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2022.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the year ended December 31, 2022 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2022, the aggregate shareholder accounts of three insurance companies owned approximately 77%, 12% and 11% of the Fund’s outstanding shares of beneficial interest.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $24,092,481 and $18,567,433, respectively.

Note 6—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$41,606,094	$9,584,087	$(4,821,209)	$4,762,878

At December 31, 2022, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$–	$(7,533,620)	$(26,292)	$4,719,972	$(2,839,940)

The tax character of dividends paid to shareholders was as follows:

December 31, 2022	December 31, 2021
Ordinary Income	Ordinary Income
$-	$6,079,639

At December 31, 2022, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(3,752,858)	$(3,780,762)	$(7,533,620)

During the year ended December 31, 2022 as a result of permanent book to tax differences due primarily to a tax net operating loss and losses from the Fund’s Subsidiary, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$(450,114)	$450,114

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—A non-diversified fund generally holds securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make

20

emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust , or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2022 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$1,062,885	$462,702	$680,839	$1,143,541

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$462,702

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2022, the Fund borrowed under this Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
11	$568,431	2.75%

At December 31, 2022, the Fund had no outstanding borrowings under the Facility.

22

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of VanEck VIP Global Gold Fund and its subsidiary (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related consolidated statements of operations and of changes in net assets, including the related notes, and the consolidated financial highlights for the year ended December 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended December 31, 2021, and the consolidated financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those consolidated financial statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

23

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company	12	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.
24

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
25

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT December 31, 2022

VanEck VIP Trust

VanEck VIP Global Resources Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2022.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

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1

PRIVACY NOTICE

(unaudited) (continued)

Other important information
California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
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2

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act.1 I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now.)2 Because of higher interest rates, bonds

3

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

[2]	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.
4

VANECK VIP GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

VanEck VIP Global Resources Fund (the “Fund”) seeks long-term capital appreciation by investing in a diversified portfolio of global resource equities. The Fund’s more than 25-year track record is supported by a seasoned investment team, including analysts and portfolio managers with former experience as geologists and engineers. The Fund’s portfolio is comprised of companies with unique competitive advantages associated with the long-term energy transition, coupled with more traditional commodity producers helping fuel today’s global economic growth.

Performance Overview

The Fund gained 8.39% (Initial Class) for the 12 months ended December 31, 2022.

Traditional energy (i.e., oil & gas) companies dominated positive performance within the space, aided by resilient underlying commodity prices. Meanwhile renewable & alternative energy companies suffered from a number of headwinds including rising interest rates and a souring market environment for more growth-oriented stocks.

Market Review

Resource equities—as measured by both the energy-heavy S&P North American Natural Resource Sector Index1 and the more balanced S&P Global Natural Resources Index2 —outperformed global equities and global bonds for a second year in a row in 2022. Notable macroeconomic drivers on the year included supply disruptions (following Russia’s invasion of Ukraine), ongoing inflationary pressures and exceptionally fast, synchronized global tightening.

Oil & Gas

Europe’s scramble to secure its energy supply following Russia’s invasion of Ukraine—and the European Union’s subsequent ban on all seaborne imports of crude from Russia—placed even further constraints on oil and gas inventories that had already begun to experience tightness beginning in 2021. The United States’ Strategic Petroleum Reserve (“SPR”) reached near 40-year lows in 2022 as it became an indispensable, though temporary and unsustainable, source of supply for oil markets around the globe.

While supply constraints buoyed energy prices, capital spending discipline remained a noted characteristic among oil & gas producers throughout the year. Declining expenditures and rising free cash flow sparked a wave of dividends, variable dividends and share repurchases, enabling the energy sector to become, on average, one of the highest yielding global equity sectors on the year.

Base & Industrial Metals

Base & industrial metals price gains were mixed on the year. However, established, diversified mining companies were still capable of boosting yields and dividends and escaped relatively unscathed. Unfortunately, smaller, more targeted mining companies—particularly those focused on mining metals and minerals supporting battery and clean energy technology manufacturing—remained vulnerable to rising startup project costs and a general trepidation for growth-oriented stocks.

Gold & Precious Metals

Despite a strong dollar rally throughout most of 2022, gold finished nearly flat on the year and managed to remain a store of value when compared with most other asset classes. On the other hand, miners were hit by stifling industry cost inflation and a lack of upward momentum in gold prices.

Agriculture

Early in the year, Russia’s invasion of Ukraine prompted a temporary crisis in grain supply. However, markets reacted swiftly to address the situation diplomatically and record harvests across a number of major producing countries eventually alleviated concerns. Perhaps more notable though was the impact that

5

VANECK VIP GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

higher natural gas prices had on the production of nitrogen-based fertilizers (where natural gas represents a significant input cost). Record natural gas prices stalled fertilizer production in Europe for a short period of time before unsustainably high fertilizer prices prompted demand destruction.

Renewable & Alternative Energy

Mid-year gains stemming from pro-clean energy policy measures enacted in both the United States and Europe were insufficient at offsetting a number of headwinds experienced throughout the course of the year. Rotation from growth- to value-oriented stocks, along with sanctions on imported solar goods into the United States (from Asia), fueled negative sentiment in the space.

Fund Review

On an absolute basis, positions in oil & gas and agriculture were the Fund’s largest contributors. Relative to the S&P North American Natural Resources Sector Index, the Fund’s structural underweight positioning in oil & gas and overweight positioning in renewables & alternative energy, dragged on performance.

Top contributors to Fund performance included oil & gas refiner, Valero Energy Corporation (4.0% of Fund net assets*) and oil & gas exploration and production companies Devon Energy Corporation (2.4% of Fund net assets*) and ConocoPhillips Company (2.6% of Fund net assets*). While all three companies benefited from general strength in underlying commodity markets, Valero, in particular, benefitted from strong European demand for its for diesel, jet fuel and other middle distillates. Additionally, Devon Energy continued to be rewarded as a model for capital discipline and return of shareholder capital in the space.

The Fund’s largest detractors included energy storage systems provider, Stem Inc. (0.8% of Fund net assets*), gold miner, Newmont Corporation (1.1% of Fund net assets*) and renewable energy project financier, Hannon Armstrong Sustainable Infrastructure Capital (0.4% of Fund net assets*). Both Stem and Hannon Armstrong suffered from macroeconomic and industry-specific headwinds—including fatigue with growth equities, rising interest rates and a moderated global growth outlook. Because of increasing costs, Newmont also missed its guidance targets and was penalized by the market.

Notable new positions taken in the Portfolio during the period included diversified metals and mining company, Glencore (4.2% of Fund net assets*) and oil & gas producer, Chesapeake Energy Corporation (2.3% of Fund net assets*). Other notable changes in the Portfolio during the period included its exit from the position it held in oil & gas exploration and production company Coterra Energy Inc. and the reduction in its position in oil & gas exploration and production company Pioneer Natural Resources Company (2.1% of Fund net assets*).

At the end of the period, the Fund’s largest allocations were to oil & gas (approximately 40%) and base & industrial metals (approximately 18%). Agriculture, renewable & alternative energy and gold & precious metals made up nearly the entirety of the Fund’s remaining exposure at approximately 14%, 11% and 10.5%, respectively.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit https://www.vaneck.com/ subscribe to register.

We very much appreciate your continued investment in the VanEck VIP Global Resources Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager
6

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

* All Fund assets referenced are Total Net Assets as of December 31, 2022.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.

2S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining.

7

VANECK VIP GLOBAL RESOURCES FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Initial Class*	Class S	SPGINRTR	MSCI ACWI
One Year	8.39%	8.12%	34.07%	(17.96)%
Five Year	4.26%	4.01%	7.13%	5.75%
Ten Year	0.35%	0.10%	4.05%	8.54%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies (reflects no deduction for expenses or taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

8

VANECK VIP GLOBAL RESOURCES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Initial Class
Actual	$1,000.00	$1,093.40	1.10%	$5.80
Hypothetical (b)	$1,000.00	$1,019.66	1.10%	$5.60
Class S
Actual	$1,000.00	$1,092.40	1.34%	$7.07
Hypothetical (b)	$1,000.00	$1,018.45	1.34%	$6.82

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 96.6%
Australia: 5.2%
Allkem Ltd. *	419,877	$3,180,865
Ecograf Ltd. * †	675,480	100,175
Glencore Plc (GBP)	2,571,200	17,146,417
Jervois Global Ltd. *	2,485,600	464,366
		20,891,823
Brazil: 3.4%
Vale SA (ADR)	686,100	11,643,117
Yara International ASA (NOK)	45,100	1,980,655
		13,623,772
British Virgin Islands: 0.2%
Talon Metals Corp. (CAD) *	1,794,200	655,930
Canada: 8.5%
Agnico Eagle Mines Ltd. (USD)	121,822	6,333,526
Alamos Gold, Inc. (USD)	327,900	3,315,069
Barrick Gold Corp. (USD)	330,074	5,670,671
Euro Manganese, Inc. (AUD) *	949,800	228,768
Franco-Nevada Corp. (USD)	44,800	6,114,304
Kinross Gold Corp. (USD)	1,022,000	4,179,980
Nouveau Monde Graphite, Inc. (USD) * †	83,300	318,206
Nutrien Ltd. (USD)	113,965	8,322,864
		34,483,388
Finland: 0.6%
Neste Oyj	53,400	2,462,645
Italy: 1.7%
Eni SpA	341,700	4,858,790
Saras SpA *	1,806,900	2,221,425
		7,080,215
Netherlands: 1.9%
OCI NV	213,756	7,642,302
Norway: 4.4%
Equinor ASA (ADR) †	398,600	14,273,866
FREYR Battery SA (USD) * †	249,410	2,164,879
FREYR Battery SA (USD) * ø	185,000	1,605,800
		18,044,545
South Africa: 4.3%
Anglo American Plc (GBP)	296,300	11,603,070
Sibanye Stillwater Ltd. (ADR) †	564,100	6,013,306
		17,616,376
Spain: 1.4%
Repsol SA	330,400	5,258,982
Soltec Power Holdings SA * †	56,000	247,507
		5,506,489
Turkey: 0.5%
Eldorado Gold Corp. (USD) *	239,500	2,002,220
United Kingdom: 2.2%
Endeavour Mining Plc (CAD)	209,300	4,479,700
Shell Plc (ADR)	76,900	4,379,455
		8,859,155
United States: 59.4%
5E Advanced Materials, Inc. * †	65,100	512,988
	Number of Shares	Value
United States (continued)
Baker Hughes Co.	208,500	$6,157,005
Benson Hill, Inc. * †	244,600	623,730
Bunge Ltd.	115,900	11,563,343
ChampionX Corp.	155,900	4,519,541
Chart Industries, Inc. * †	47,800	5,507,994
Chesapeake Energy Corp. †	98,900	9,333,193
Chevron Corp.	25,000	4,487,250
ConocoPhillips	89,843	10,601,474
Corteva, Inc.	169,933	9,988,662
Darling Ingredients, Inc. *	54,400	3,404,896
Devon Energy Corp.	159,178	9,791,039
Diamondback Energy, Inc.	75,547	10,333,319
Enphase Energy, Inc. *	35,900	9,512,064
EQT Corp.	286,800	9,702,444
ESS Tech, Inc. * †	89,900	218,457
EVgo, Inc. * †	145,500	650,385
Excelerate Energy, Inc.	98,500	2,467,425
Fluence Energy, Inc. * †	16,330	280,059
FMC Corp.	34,225	4,271,280
Freeport-McMoRan, Inc.	257,400	9,781,200
Halliburton Co.	202,600	7,972,310
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	62,823	1,820,611
Hess Corp.	81,800	11,600,876
Kirby Corp. *	83,000	5,341,050
Liberty Energy, Inc.	507,880	8,131,159
Marathon Oil Corp.	173,000	4,683,110
Mosaic Co.	89,100	3,908,817
MP Materials Corp. *	118,500	2,877,180
Newmont Corp.	91,296	4,309,171
Ormat Technologies, Inc. †	75,080	6,492,918
PDC Energy, Inc.	65,300	4,145,244
Piedmont Lithium, Inc. *	66,100	2,909,722
Pioneer Natural Resources Co.	38,044	8,688,869
SolarEdge Technologies, Inc. *	53,000	15,013,310
Solid Power, Inc. *	40,400	102,616
Stem, Inc. * ø	177,000	1,585,017
Stem, Inc. * †	369,632	3,304,510
Tyson Foods, Inc.	86,300	5,372,175
Union Pacific Corp.	11,500	2,381,305
Valero Energy Corp.	126,200	16,009,732
		240,357,450
Zambia: 2.9%
First Quantum Minerals Ltd. (CAD)	564,900	11,802,821
Total Common Stocks (Cost: $279,023,515)		391,029,131

WARRANTS: 0.0%
Norway: 0.0%
FREYR Battery SA, USD 11.50, exp. 09/01/27	55,100	155,933

See Notes to Financial Statements

10

	Number of Shares	Value
United States: 0.0%
Benson Hill, Inc., USD 11.50, exp. 12/24/25	38,225	$9,560

Total Warrants (Cost: $106,931)		165,493

MONEY MARKET FUND: 4.0% (Cost: $16,178,141)
Invesco Treasury Portfolio - Institutional Class	16,178,141	16,178,141

Total Investments Before Collateral for Securities Loaned: 100.6% (Cost: $295,308,587)		407,372,765
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.8%
Money Market Fund: 2.8% (Cost: $11,420,700)
State Street Navigator Securities Lending Government Money Market Portfolio	11,420,700	$11,420,700
Total Investments: 103.4% (Cost: $306,729,287)		418,793,465
Liabilities in excess of other assets: (3.4)%		(13,923,211)
NET ASSETS: 100.0%		$404,870,254

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $42,741,807.
ø	Restricted Security – the aggregate value of restricted securities is $3,190,817, or 0.8% of net assets

Restricted securities held by the Fund as of December 31, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
FREYR Battery SA	07/06/2021	185,000	$1,850,000	$1,605,800	0.4%
Stem, Inc.	04/28/2021	177,000	1,770,000	1,585,017	0.4%
			$3,620,000	$3,190,817	0.8%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	39.8%	$162,079,152
Materials	37.3	151,757,352
Information Technology	6.0	24,525,374
Industrials	5.6	22,792,512
Consumer Staples	5.1	20,973,704
Utilities	1.6	6,492,918
Financials	0.4	1,820,611
Consumer Discretionary	0.2	753,001
Money Market Fund	4.0	16,178,141
	100.0%	$407,372,765

See Notes to Financial Statements

11

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$20,891,823	$—	$20,891,823
Brazil	11,643,117	1,980,655	—	13,623,772
British Virgin Islands	655,930	—	—	655,930
Canada	34,254,620	228,768	—	34,483,388
Finland	—	2,462,645	—	2,462,645
Italy	—	7,080,215	—	7,080,215
Netherlands	—	7,642,302	—	7,642,302
Norway	18,044,545	—	—	18,044,545
South Africa	6,013,306	11,603,070	—	17,616,376
Spain	—	5,506,489	—	5,506,489
Turkey	2,002,220	—	—	2,002,220
United Kingdom	8,859,155	—	—	8,859,155
United States	240,357,450	—	—	240,357,450
Zambia	11,802,821	—	—	11,802,821
Warrants *	165,493	—	—	165,493
Money Market Funds	27,598,841	—	—	27,598,841
Total Investments	$361,397,498	$57,395,967	$—	$418,793,465

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

12

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Assets:
Investments, at value (Cost $295,308,587) (1)	$407,372,765
Short-term investment held as collateral for securities loaned (2)	11,420,700
Cash	568,500
Cash denominated in foreign currency, at value (Cost $441,938)	444,159
Receivables:
Shares of beneficial interest sold	374,757
Dividends and interest	300,119
Prepaid expenses	20,837
Total assets	420,501,837
Liabilities:
Payables:
Investment securities purchased	391,224
Shares of beneficial interest redeemed	3,193,163
Collateral for securities loaned	11,420,700
Due to Adviser	341,885
Due to Distributor	46,745
Deferred Trustee fees	168,506
Accrued expenses	69,360
Total liabilities	15,631,583
NET ASSETS	$404,870,254
Net Assets consist of:
Aggregate paid in capital	$413,727,153
Total distributable earnings (loss)	(8,856,899)
NET ASSETS	$404,870,254
(1) Value of securities on loan	$42,741,807
(2) Cost of short-term investment held as collateral for securities loaned	$11,420,700
Initial Class:
Net Assets	$191,898,243
Shares of beneficial interest outstanding	6,758,207
Net asset value, redemption and offering price per share	$28.39
Class S:
Net Assets	$212,972,011
Shares of beneficial interest outstanding	7,841,533
Net asset value, redemption and offering price per share	$27.16

See Notes to Financial Statements

13

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Income:
Dividends (net of foreign taxes withheld $482,274)	$13,419,523
Securities lending income	242,715
Total income	13,662,238
Expenses:
Management fees	3,942,242
Distribution fees – Class S	546,097
Transfer agent fees – Initial Class	34,546
Transfer agent fees – Class S	27,290
Custodian fees	28,808
Professional fees	78,102
Reports to shareholders	5,537
Insurance	30,450
Trustees’ fees and expenses	104,424
Interest	5,631
Other	9,382
Total expenses	4,812,509
Net investment income	8,849,729
Net realized gain (loss) on:
Investments	32,577,870
Foreign currency transactions and foreign denominated assets and liabilities	(115,151)
Net realized gain	32,462,719
Net change in unrealized appreciation (depreciation) on:
Investments	(22,259,116)
Foreign currency translations and foreign denominated assets and liabilities	3,070
Net change in unrealized appreciation (depreciation)	(22,256,046)
Net Increase in Net Assets Resulting from Operations	$19,056,402

See Notes to Financial Statements

14

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income	$8,849,729	$4,984,295
Net realized gain	32,462,719	26,374,414
Net change in unrealized appreciation (depreciation)	(22,256,046)	24,228,536
Net increase in net assets resulting from operations	19,056,402	55,587,245
Distributions to shareholders from:
Initial Class	(2,836,268)	(724,218)
Class S	(3,263,813)	(560,222)
Total distributions	(6,100,081)	(1,284,440)
Share transactions *:
Proceeds from sale of shares
Initial Class	82,914,386	51,573,451
Class S	143,715,729	80,841,323
	226,630,115	132,414,774
Reinvestment of dividends and distributions
Initial Class	2,836,268	724,218
Class S	3,263,813	560,222
	6,100,081	1,284,440
Cost of shares redeemed
Initial Class	(73,015,045)	(60,062,985)
Class S	(109,925,770)	(79,395,897)
	(182,940,815)	(139,458,882)
Increase (decrease) in net assets resulting from share transactions	49,789,381	(5,759,668)
Total increase in net assets	62,745,702	48,543,137
Net Assets, beginning of year	342,124,552	293,581,415
Net Assets, end of year	$404,870,254	$342,124,552
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	2,843,760	2,003,150
Shares reinvested	93,885	29,620
Shares redeemed	(2,521,752)	(2,334,666)
Net increase (decrease)	415,893	(301,896)
Class S:
Shares sold	5,004,847	3,305,083
Shares reinvested	112,857	23,910
Shares redeemed	(4,076,814)	(3,220,783)
Net increase	1,040,890	108,210

See Notes to Financial Statements

15

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$26.61	$22.48	$19.04	$17.02	$23.74
Net investment income (a)	0.69	0.40	0.13	0.15	0.02
Net realized and unrealized gain (loss) on investments	1.57	3.84	3.47	1.87	(6.74)
Total from investment operations	2.26	4.24	3.60	2.02	(6.72)
Distributions from:
Net investment income	(0.48)	(0.11)	(0.16)	—	—
Net asset value, end of year	$28.39	$26.61	$22.48	$19.04	$17.02
Total return (b)	8.39%	18.92%	19.11%	11.87%	(28.31)%

Ratios to average net assets
Expenses	1.09%	1.09%	1.13%	1.15%	1.10%
Expenses excluding interest	1.08%	1.09%	1.13%	1.15%	1.10%
Net investment income	2.37%	1.54%	0.79%	0.84%	0.10%
Supplemental data
Net assets, end of year (in millions)	$192	$169	$149	$132	$132
Portfolio turnover rate	55%	27%	40%	32%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

16

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$25.49	$21.55	$18.26	$16.37	$22.89
Net investment income (loss) (a)	0.59	0.33	0.09	0.10	(0.03)
Net realized and unrealized gain (loss) on investments	1.51	3.69	3.32	1.79	(6.49)
Total from investment operations	2.10	4.02	3.41	1.89	(6.52)
Distributions from:
Net investment income	(0.43)	(0.08)	(0.12)	—	—
Net asset value, end of year	$27.16	$25.49	$21.55	$18.26	$16.37
Total return (b)	8.12%	18.68%	18.83%	11.55%	(28.48)%

Ratios to average net assets
Expenses	1.33%	1.34%	1.38%	1.40%	1.35%
Net investment income (loss)	2.14%	1.31%	0.55%	0.58%	(0.14)%
Supplemental data
Net assets, end of year (in millions)	$213	$173	$144	$120	$104
Portfolio turnover rate	55%	27%	40%	32%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

17

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Resources Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in global resources securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee under Rule 2a-5 to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value.  The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

18

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional
19

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. During the year ended December 31, 2022, the Fund held no derivative instruments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund receives cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2022, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. During the year ended December 31, 2022, there were no waivers or expense reimbursements.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and

Distributor.

At December 31, 2022, the aggregate shareholder accounts of four insurance companies owned approximately 49%, 19%, 7% and 6% of the Initial Class Shares and three insurance companies owned approximately 37%, 33%, and 13% of the Class S Shares.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf

20

of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $240,004,994 and $209,422,918, respectively.

Note 6—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$313,177,970	$123,075,599	$(17,460,104)	$105,615,495

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$8,033,834	$(122,340,793)	$(168,511)	$105,618,571	$(8,856,899)

The tax character of dividends paid to shareholders was as follows:

December 31, 2022	December 31, 2021
Ordinary Income	Ordinary Income
$6,100,081	$1,284,440

At December 31, 2022, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(12,448,501)	$(109,892,292)	$(122,340,793)

During the year ended December 31, 2022, the Fund utilized $34,726,282 of its capital loss carryovers available from prior years.

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax difference that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2022, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

21

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

Note 7—Principal Risks— The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund concentrates its investments in the securities of global resource companies, including precious metals, base and industrial metals, energy, natural resources and other commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government

22

Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2022 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$ 42,741,807	$ 11,420,700	$ 32,500,042	$ 43,920,742

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$11,420,700

* Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2022, the Fund borrowed under the Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
13	$5,112,515	2.31%

At December 31, 2022, the Fund had no outstanding borrowings under the Facility.

23

VANECK VIP GLOBAL RESOURCES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Global Resources Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck VIP Global Resources Fund (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

24

VANECK VIP GLOBAL RESOURCES FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/24/2022
Payable Date:	8/25/2022
Ordinary Income Paid Per Share – Initial Class	$0.482630
Ordinary Income Paid Per Share – Class S	$0.426300
Dividends Qualifying for the Dividends Received Deduction for Corporations	65.73%
25

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office2 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company	12	Trustee of Judge Baker Children’s Center; Director of Under One Roof.
Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.
Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.
R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc.
Interested Trustee
Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.
26

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee.

Officer’s Name, Address1 and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.
Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
27

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGRAR

ANNUAL REPORT December 31, 2022

VanEck VIP Trust

VanEck VIP Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2022.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my information

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVectors Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.

1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act1. I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now2.) Because of higher interest rates, bonds

3

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

4

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck VIP Emerging Markets Bond Fund (the “Fund”) seeks total return, consisting of income and capital appreciation. The Fund invests across all emerging markets bonds—sovereigns, corporates, U.S. dollar and local currency. Its time-tested model finds the cheapest bonds relative to fundamentals. The portfolio is led by an experienced investment team that operates within a disciplined risk management framework.

Performance Overview

The Fund (Initial Class shares) returned -6.93% in 2022. The overall negative return was driven by higher interest rates globally, which forced all fixed income asset prices down. This rise in market interest rates was driven by the U.S. Federal Reserve (“Fed”) implementing 400 bps of policy rate hikes, as well as many emerging markets (“EM”) central banks implementing hiking cycles.

Market Review

The Fund’s benchmark1 returned -14.73% in 2022. The hard currency EMBI component was down 17.78%, and the local currency GBI-EM component was down 11.69%. Both components suffered from sanctions on Russia which led to the complete elimination of its bonds from indices. Russia’s invasion of Ukraine also took Ukrainian bonds to distressed levels. On top of these country-specific setbacks, U.S. interest rates rose, meaning even low-risk bonds of all types sold off. There were few places to hide and the big negative benchmark performances bear that out.

Fund Overview

The Fund’s 780 basis points (“bps”) of outperformance was due primarily to the Fund not owning either Russia or Ukraine prior to Russia’s invasion. Russia in particular was a significant benchmark component of the key EM bond indices and, in addition, the market was “hiding” in a big overweight Ukraine exposure to compensate for any Russian underweights. Russia and Ukraine together accounted for 655 bps2 of outperformance. The biggest Fund detractor was 86 bps of underperformance in Ecuador, due to a surprise political/policy development, and 56 bps of underperformance in China, where the Fund bought collapsed corporate bonds too early, but continues to retain the position.

Top contributors:

1. Russia—The Fund had zero exposure all year, which led to 501 bps of Fund outperformance.

2. Ukraine—The Fund had zero exposure prior to Russia’s invasion, and was tactical after its bond prices collapsed, leading to 154 bps of Fund outperformance.

3. Colombia—In Colombia, the Investment Team maintained an underweight and sometimes-zero-weight in what was a generally stressed market. Fiscal setbacks were part of the team’s reasoning. The position resulted in 59 bps of outperformance.

Main detractors:

1. Ecuador—The Fund had an overweight exposure and the country faced an unexpected political/ policy setback. The Fund closed the position. Ecuador generated 86 bps of underperformance.

2. China—China’s property sector collapse spread and hit all Chinese corporate bonds. The Fund accumulated Chinese bonds after they started collapsing, but a little too early. The Fund maintained those positions. China generated 56 bps of underperformance.

3. Israel—The Fund had limited exposure to Israeli corporates, which behaved defensively in the broad bond and risk selloffs that characterized 2022. Israel generated 39 bps of underperformance.

During the year, the Fund took forward positions in a number of currencies against currency exposures. Forward positions in Brazilian real and Chilean peso contributed positively to the Fund’s performance.

5

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION (continued)

Forward positions in Euro and Korean won contributed negatively. Forwards as a whole had a slight positive impact on the Fund’s performance for the period.

We continue to believe that emerging markets provide tremendous potential for income investors. While their economies are generally characterized by lower debts and deficits, higher rates, and independent central banks – there are myriad varieties of issues and issuers to select from. Thank you for entrusting us, our experience and bottom-up selection process to navigate this space for you.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-bonds/.

We thoroughly appreciate your participation in the VanEck VIP Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

1	The Fund’s benchmark is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index. J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark. J.P. Morgan Government Bond-Emerging Markets Index (GBI-EM) Global Diversified Index tracks local currency bonds issued by emerging markets governments.
2	Based on Attribution, Contribution to Return Difference.

6

VANECK VIP EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Initial Class	50% EMBI 50% GBI-EM	GBI-EM	EMBI
One Year	(6.93)%	(14.73)%	(11.69)%	(17.78)%
Five Year	0.56%	(1.85)%	(2.51)%	(1.31)%
Ten Year	(0.09)%	(0.17)%	(2.03)%	1.59%

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark index (50% EMBI/50% GBI-EM) is a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (reflects no deduction for expenses or taxes).

7

VANECK VIP EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON (unaudited) (continued)

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes).

8

VANECK VIP EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Initial Class
Actual	$1,000.00	$1,082.90	1.11%	$5.83
Hypothetical (b)	$1,000.00	$1,019.61	1.11%	$5.65

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses

9

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

		Par (000’s)	Value
CORPORATE BONDS: 26.5%
Argentina: 1.8%
YPF SA 144A 4.00%, 02/12/26 (s)	USD	117	$111,741
YPF SA Reg S
8.50%, 07/28/25	USD	204	171,407
9.00%, 02/12/26 (s)	USD	31	29,721
			312,869
Austria: 0.9%
Suzano Austria GmbH 3.12%, 01/15/32	USD	191	149,193
Bahrain: 0.7%
Oil and Gas Holding Co. BSCC Reg S 7.50%, 10/25/27	USD	120	123,020
British Virgin Islands: 1.8%
Sino-Ocean Land Treasure Finance I Ltd. Reg S 6.00%, 07/30/24	USD	469	302,505
China: 4.5%
Anton Oilfield Services Group/Hong Kong Reg S 8.75%, 01/26/25	USD	197	137,980
China Evergrande Group Reg S 8.25%, 03/23/22 (d) *	USD	338	24,927
CIFI Holdings Group Co. Ltd. Reg S 6.55%, 03/28/24	USD	232	62,236
Fortune Star BVI Ltd. Reg S 6.85%, 07/02/24	USD	117	101,205
Kaisa Group Holdings Ltd. Reg S 8.50%, 06/30/22	USD	292	40,881
Longfor Group Holdings Ltd. Reg S 3.95%, 09/16/29	USD	172	126,420
Sunac China Holdings Ltd. Reg S 8.35%, 04/19/23 (d) *	USD	256	56,477
West China Cement Ltd. Reg S 4.95%, 07/08/26	USD	202	171,700
Yuzhou Group Holdings Co. Ltd. Reg S 8.30%, 05/27/25 (d) *	USD	462	45,179
			767,005
Colombia: 1.5%
Colombia Telecomunicaciones SA ESP Reg S 4.95%, 07/17/30	USD	141	112,782
Grupo Energia Bogota SA ESP Reg S 4.88%, 05/15/30	USD	17	15,285
Promigas SA ESP / Gases del Pacifico SAC Reg S 3.75%, 10/16/29	USD	123	100,384
		Par (000’s)	Value
Colombia (continued)
Transportadora de Gas Internacional SA ESP Reg S 5.55%, 11/01/28	USD	42	$38,609
			267,060
Hong Kong: 2.3%
Easy Tactic Ltd. 7.50%, 07/11/25	USD	145	34,909
Fortune Star BVI Ltd. Reg S 5.00%, 05/18/26	USD	129	88,526
Huarong Finance 2017 Co. Ltd. Reg S 4.95%, 11/07/47	USD	117	80,432
Huarong Finance 2019 Co. Ltd. Reg S 3.75%, 05/29/24	USD	153	145,480
Shimao Group Holdings Ltd. Reg S 5.60%, 07/15/26	USD	200	37,996
			387,343
India: 1.6%
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	USD	199	150,510
JSW Hydro Energy Ltd. Reg S 4.13%, 05/18/31	USD	152	127,096
			277,606
Indonesia: 0.6%
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	117	110,577
Luxembourg: 0.7%
Minerva Luxembourg SA Reg S 4.38%, 03/18/31	USD	142	116,587
Mauritius: 0.8%
India Clean Energy Holdings 144A 4.50%, 04/18/27	USD	150	118,575
India Clean Energy Holdings Reg S 4.50%, 04/18/27	USD	23	18,181
			136,756
Mexico: 3.8%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	120	3
Petroleos Mexicanos
6.49%, 01/23/27	USD	363	331,462
6.62%, 06/15/35 †	USD	342	249,070
7.69%, 01/23/50	USD	97	67,347
			647,882
Nigeria: 0.8%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	178	143,294
Qatar: 1.2%
Nakilat, Inc. Reg S

See Notes to Financial Statements

10

		Par (000’s)	Value
Qatar (continued)
6.07%, 12/31/33	USD	133	$137,850
QatarEnergy Trading LLC 144A 3.30%, 07/12/51	USD	89	65,931
			203,781
Singapore: 1.5%
Medco Laurel Tree Pte Ltd. Reg S 6.95%, 11/12/28	USD	140	124,403
SingTel Group Treasury Pte Ltd. Reg S 2.38%, 08/28/29	USD	151	129,312
			253,715
United Kingdom: 0.6%
IHS Holding Ltd. 144A 5.62%, 11/29/26	USD	126	105,084
United States: 0.6%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	128	111,494
Uzbekistan: 0.8%
Uzauto Motors AJ 144A 4.85%, 05/04/26	USD	163	135,081
Total Corporate Bonds (Cost: $5,055,670)			4,550,852

GOVERNMENT OBLIGATIONS: 70.5%
Angola: 1.2%
Angolan Government International Bond 144A 9.50%, 11/12/25	USD	204	210,438
Argentina: 0.3%
Argentine Republic Government International Bond 0.50%, 07/09/30 (s)	USD	181	49,116
Brazil: 4.7%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	2,912	527,667
10.00%, 01/01/33	BRL	1,668	270,397
			798,064
Chile: 2.9%
Bonos de la Tesoreria de la Republica de Chile 144A Reg S 5.00%, 10/01/28	CLP	430,000	490,509
Colombia: 2.7%
Colombian TES 7.00%, 03/26/31	COP	3,223,800	470,999
Costa Rica: 0.3%
Costa Rica Government International Bond Reg S 6.12%, 02/19/31	USD	61	59,350
		Par (000’s)	Value
Czech Republic: 1.6%
Czech Republic Government Bond Reg S 1.00%, 06/26/26	CZK	7,130	$273,518
Democratic Republic of the Congo: 1.9%
Congolese International Bond Reg S 6.00%, 06/30/29 (s)	USD	399	334,522
Dominican Republic: 0.9%
Dominican Republic International Bond Reg S 6.40%, 06/05/49 †	USD	191	155,105
Gabon: 0.2%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	28	26,600
Guatemala: 0.3%
Guatemala Government Bond 144A 5.25%, 08/10/29	USD	61	59,094
Hungary: 1.3%
Hungary Government Bond 3.00%, 10/27/38	HUF	153,300	218,403
Indonesia: 7.4%
Indonesia Treasury Bond
5.50%, 04/15/26	IDR	3,793,000	239,019
6.38%, 04/15/32	IDR	3,888,000	240,735
7.00%, 09/15/30	IDR	2,786,000	181,024
7.12%, 06/15/38	IDR	4,888,000	314,773
7.12%, 06/15/43	IDR	4,563,000	293,697
			1,269,248
Israel: 1.5%
Israel Government Bond 3.75%, 03/31/47	ILS	898	256,006
Ivory Coast: 0.2%
Ivory Coast Government International Bond Reg S 5.75%, 12/31/32 (s)	USD	44	41,617
Jamaica: 0.5%
Jamaica Government International Bond 7.88%, 07/28/45	USD	71	80,118
Jordan: 0.4%
Jordan Government International Bond 144A 7.38%, 10/10/47	USD	78	67,330
Kenya: 0.6%
Republic of Kenya Government International Bond 144A 7.00%, 05/22/27	USD	118	106,108
Kuwait: 0.5%
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	86	83,628

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s)	Value
Malaysia: 6.9%
Malaysia Government Bond
3.90%, 11/16/27	MYR	1,845	$419,638
4.07%, 06/15/50	MYR	1,743	361,424
4.76%, 04/07/37	MYR	1,667	397,935
			1,178,997
Mexico: 3.2%
Mexican Bonos 7.75%, 11/13/42	MXN	3,740	167,658
Mexico Government International Bond 5.62%, 03/19/14	GBP	411	375,203
			542,861
Morocco: 0.2%
Morocco Government International Bond 144A 5.50%, 12/11/42	USD	46	39,664
Oman: 0.7%
Oman Government International Bond 144A 6.25%, 01/25/31	USD	114	115,058
Pakistan: 0.2%
Pakistan Government International Bond Reg S 7.88%, 03/31/36	USD	72	25,992
Paraguay: 0.5%
Paraguay Government International Bond Reg S 4.95%, 04/28/31	USD	86	83,431
Peru: 3.2%
Peru Government Bond
5.40%, 08/12/34	PEN	1,035	218,298
6.15%, 08/12/32	PEN	178	41,210
Peruvian Government International Bond 3.23%, 07/28/21	USD	497	290,040
			549,548
Philippines: 1.6%
Philippine Government International Bond 6.25%, 01/14/36	PHP	17,084	280,047
Poland: 2.2%
Republic of Poland Government Bond 1.75%, 04/25/32	PLN	1,423	213,514
Republic of Poland Government International Bond 5.75%, 11/16/32	USD	147	157,035
			370,549
Romania: 0.9%
Romania Government Bond
5.00%, 02/12/29	RON	660	123,630
6.70%, 02/25/32	RON	145	28,759
			152,389
		Par (000’s)	Value
Rwanda: 0.2%
Rwanda International Government Bond 144A 5.50%, 08/09/31	USD	39	$29,908
Saudi Arabia: 2.6%
Saudi Government International Bond 144A 5.25%, 01/16/50	USD	461	453,559
Senegal: 0.4%
Senegal Government International Bond 144A 6.25%, 05/23/33	USD	92	76,302
South Korea: 2.1%
Korea Treasury Bond
3.12%, 09/10/27	KRW	389,000	299,605
3.38%, 06/10/32	KRW	79,000	60,439
			360,044
Sri Lanka: 2.4%
Sri Lanka Government International Bond Reg S
5.75%, 04/18/23	USD	1,113	353,329
7.55%, 03/28/30	USD	175	55,839
			409,168
Thailand: 5.3%
Thailand Government Bond
1.58%, 12/17/35	THB	6,857	169,060
1.60%, 12/17/29	THB	11,773	325,541
2.65%, 06/17/28	THB	14,041	419,018
			913,619
Turkey: 2.9%
Turkey Government International Bond 5.75%, 05/11/47	USD	729	499,365
United Arab Emirates: 1.4%
United Arab Emirates International Government Bond Reg S 4.95%, 07/07/52	USD	247	247,212
Uruguay: 2.1%
Uruguay Government International Bond 8.25%, 05/21/31	UYU	7,282	158,209
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	8,614	197,169
			355,378
Uzbekistan: 0.4%
Republic of Uzbekistan International Bond 144A 14.00%, 07/19/24	UZS	720,000	60,525
Zambia: 1.7%
Zambia Government Bond
13.00%, 01/25/31	ZMW	5,973	175,219
13.00%, 09/20/31	ZMW	315	8,999
13.00%, 12/27/31	ZMW	1,120	31,573

See Notes to Financial Statements

12

		Par (000’s)	Value
Zambia (continued)
14.00%, 05/31/36	ZMW	2,735	$75,286
			291,077

Total Government Obligations (Cost: $11,882,000)			12,084,466

		Number of Shares
MONEY MARKET FUND: 1.1% (Cost: $195,409)
Invesco Treasury Portfolio - Institutional Class		195,409	195,409

Total Investments Before Collateral for Securities Loaned: 98.1% (Cost: $17,133,079)			16,830,727
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.4%
Money Market Fund: 1.4% (Cost: $241,378)
State Street Navigator Securities Lending Government Money Market Portfolio	241,378	$241,378
Total Investments: 99.5% (Cost: $17,374,457)		17,072,105
Other assets less liabilities: 0.5%		82,510
NET ASSETS: 100.0%		$17,154,615

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

Footnotes:

(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
(d)	Security in default
†	Security fully or partially on loan. Total market value of securities on loan is $382,946.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $2,565,311, or 15.0% of net assets.

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government Activity	71.8%	$12,084,466
Energy	10.0	1,693,225
Utilities	4.7	790,712
Real Estate	4.0	671,694
Financials	3.5	588,264
Basic Materials	1.9	320,893
Technology	1.4	234,396
Consumer Cyclicals	0.8	135,081
Consumer Non-Cyclicals	0.7	116,587
Money Market Fund	1.2	195,409
	100.0%	$16,830,727

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$312,869	$—	$312,869
Austria	—	149,193	—	149,193
Bahrain	—	123,020	—	123,020
British Virgin Islands	—	302,505	—	302,505
China	—	767,005	—	767,005
Colombia	—	267,060	—	267,060
Hong Kong	—	387,343	—	387,343
India	—	277,606	—	277,606
Indonesia	—	110,577	—	110,577
Luxembourg	—	116,587	—	116,587
Mauritius	—	136,756	—	136,756
Mexico	3	647,879	—	647,882
Nigeria	—	143,294	—	143,294
Qatar	—	203,781	—	203,781
Singapore	—	253,715	—	253,715
United Kingdom	—	105,084	—	105,084
United States	—	111,494	—	111,494
Uzbekistan	—	135,081	—	135,081
Government Obligations *	—	12,084,466	—	12,084,466
Money Market Funds	436,787	—	—	436,787
Total Investments	$436,790	$16,635,315	$—	$17,072,105

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

14

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Assets:
Investments, at value (Cost $17,133,079) (1)	$16,830,727
Short-term investment held as collateral for securities loaned (2)	241,378
Cash	284,099
Cash denominated in foreign currency, at value (Cost $47,398)	46,697
Receivables:
Investment securities sold	143,073
Shares of beneficial interest sold	110
Dividends and interest	367,558
Prepaid expenses	3,936
Total assets	17,917,578
Liabilities:
Payables:
Investment securities purchased	427,172
Shares of beneficial interest redeemed	36,501
Collateral for securities loaned	241,378
Due to Adviser	5,962
Deferred Trustee fees	10,867
Accrued expenses	41,083
Total liabilities	762,963
NET ASSETS	$17,154,615
Net Assets consist of:
Aggregate paid in capital	$21,938,850
Total distributable earnings (loss)	(4,784,235)
NET ASSETS	$17,154,615
Shares of beneficial interest outstanding	2,400,947
Net asset value, redemption and offering price per share	$7.14
(1) Value of securities on loan	$382,946
(2) Cost of short-term investment held as collateral for securities loaned	$241,378

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Income:
Dividends	$6,375
Interest (net of foreign taxes withheld $19,406)	1,407,065
Securities lending income	2,682
Total income	1,416,122
Expenses:
Management fees	166,453
Transfer agent fees	19,607
Custodian fees	22,179
Professional fees	72,693
Reports to shareholders	5,389
Insurance	5,858
Trustees’ fees and expenses	5,953
Interest	454
Other	3,830
Total expenses	302,416
Waiver of management fees	(118,864)
Net expenses	183,552
Net investment income	1,232,570
Net realized gain (loss) on:
Investments (a)	(2,711,654)
Forward foreign currency contracts	79,114
Foreign currency transactions and foreign denominated assets and liabilities	(55,337)
Net realized loss	(2,687,877)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	157,843
Foreign currency translations and foreign denominated assets and liabilities	1,811
Net change in unrealized appreciation (depreciation)	159,654
Net Decrease in Net Assets Resulting from Operations	$(1,295,653)

(a)	Net of foreign taxes of $2,928
(b)	Net of foreign taxes of $441

See Notes to Financial Statements

16

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$1,232,570	$975,214
Net realized loss	(2,687,877)	(498,252)
Net change in unrealized appreciation (depreciation)	159,654	(1,293,061)
Net decrease in net assets resulting from operations	(1,295,653)	(816,099)
Distributions to shareholders from:
Distributable earnings	(750,012)	(1,001,593)

Share transactions*:
Proceeds from sale of shares	4,040,212	2,663,225
Reinvestment of dividends and distributions	750,012	1,001,593
Cost of shares redeemed	(4,060,656)	(4,541,882)
Increase (decrease) in net assets resulting from share transactions	729,568	(877,064)
Total decrease in net assets	(1,316,097)	(2,694,756)
Net Assets, beginning of period	18,470,712	21,165,468
Net Assets, end of period	$17,154,615	$18,470,712
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	560,064	307,797
Shares reinvested	109,172	120,384
Shares redeemed	(567,561)	(526,562)
Net increase (decrease)	101,675	(98,381)

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.03	$8.83	$8.71	$7.76	$8.90
Net investment income (a)	0.53	0.43	0.59	0.61	0.47
Net realized and unrealized gain (loss) on
investments	(1.09)	(0.78)	0.15	0.37	(0.97)
Total from investment operations	(0.56)	(0.35)	0.74	0.98	(0.50)
Distributions from:
Net investment income	(0.33)	(0.45)	(0.62)	(0.03)	(0.64)
Net asset value, end of year	$7.14	$8.03	$8.83	$8.71	$7.76
Total return (b)	(6.81)%	(4.17)%	8.92%	12.61%	(6.14)%
Ratios to average net assets
Gross expenses	1.82%	1.89%	1.91%	1.92%	1.67%
Net expenses	1.10%	1.14%	1.10%	1.10%	1.10%
Net expenses excluding interest	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.40%	4.97%	7.12%	7.33%	5.80%

Supplemental data
Net assets, end of year (in millions)	$17	$18	$21	$21	$22
Portfolio turnover rate	284%	212%	248%	276%	286%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated Van Eck Associates Corporation (the “Adviser”) as valuation designee under Rule 2a-5 to perform the Fund fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.
19

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark
20

may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivatives at December 31, 2022.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the year ended December 31, 2022, the Fund held forward foreign currency contracts for two months. The average amount purchased and sold (in U.S. dollars) were $312,937 and $306,278, respectively. At December 31, 2022, the fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2022, was as follows:

Foreign Currency Risk

Realized gain (loss):
Forward foreign currency contracts [1]	$79,114

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund receives cash and or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral received for securities lending in the form of money market investments, if any, at December 31, 2022, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income including amortization of premiums and discount, is accrued as earned. Dividend income is recorded on the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/ assumed by the Adviser for the year ended December 31, 2022.

In addition, Van Eck Securities Corporation, (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

21

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2022, the aggregate shareholder accounts of five insurance companies owned approximately 47%, 19%, 13%, 11% and 5% of the Fund’s outstanding shares of beneficial interest.

Note 4—Investments—For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $45,689,536 and $43,962,839, respectively.

Note 5—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$17,560,179	$1,010,800	$(1,498,874)	$(488,074)

At December 31, 2022, the component of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$712,399	$(4,996,314)	$(10,867)	$(489,453)	$(4,784,235)

The tax character of dividends paid to shareholders were as follows:

December 31, 2022	December 31, 2021
Ordinary Income	Ordinary Income
$750,012	$1,001,593

At December 31, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(4,404,404)	$(591,910)	$(4,996,314)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2022, the Fund did not have any reclassifications.

For the year ended December 31, 2022, the Fund’s net realized losses from foreign currency translations were $457,946.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

22

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the

23

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2022 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$382,946	$241,378	$150,236	$391,614

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Corporate Bonds	$241,378

*	Remaining contractual maturity: overnight and continuous

Note 9—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2022, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
27	$278,608	4.70%

At December 31, 2022, the Fund had no outstanding borrowings under the Facility.

24

VANECK VIP EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck VIP Emerging Markets Bond Fund (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

25

VANECK VIP EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022. Please consult your tax advisor for proper treatment of this information.

Record Date: Payable Date:	8/24/2022 8/25/2022
Ordinary Income Paid Per Share	$0.3301
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00	%*
Foreign Source Income	100.00	%*
Foreign Taxes Paid Per Share	$0.0074

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

26

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company	12	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US- China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.
27

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office2 And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
28

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMBAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)

Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2021, were $107,100 and $0, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2022 and December 31, 2021, were $37,600 and $0, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Jayesh Bhansali, Jon Lukomnik, Jane Pigott, R. Alastair Short and Richard D. Stamberger currently serve as members of the Audit Committee. Mr. Lukomnik is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 10, 2023

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2023